Note 10 - Retirement Plans - Other Changes in Plan Assets and Benefit Obligation (Details) - USD ($) $ in Thousands	12 Months Ended
	Mar. 31, 2024	Mar. 31, 2023	Mar. 31, 2022
Net actuarial loss (gain)	$ 6,792	$ (7,827)	$ 9,871
Prior service (cost) credit	(65)	(91)	(91)
Actuarial (loss) gain	(220)	0	0
Total recognized in other comprehensive income	$ 6,507	$ (7,918)	$ 9,780